Exhibit 10.3

PLEDGE AGREEMENT

This PLEDGE AGREEMENT, dated as of December [__], 2017 (this "Agreement"), is made by Workhorse Technologies Inc., an Ohio corporation (the "Pledgor"), in favor of Empery Tax Efficient, LP, in its capacity as collateral agent (in such capacity, including any successor thereto, the "Collateral Agent") for the Buyers (as defined below) party to the Securities Purchase Agreement, dated as of the date hereof (as amended, restated or otherwise modified from time to time, the "Securities Purchase Agreement"; capitalized terms used herein but not specifically defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement).

W I T N E S S E T H:

WHEREAS, Workhorse Group Inc. (the "Company") and each party listed as a "Buyer" on the Schedule of Buyers (as such schedule may be amended, restated or otherwise modified from time to time) attached thereto, each a "Buyer", and collectively, the "Buyers") are parties to the Securities Purchase Agreement, pursuant to which the Company shall be required to sell, and the Buyers shall purchase or have the right to purchase, the "Notes" (as defined in the Securities Purchase Agreement);

WHEREAS, the Pledgor owns the percentage of equity interests ("Equity Interests") in Surefly, Inc. (the "Pledged Issuer") set forth on Schedule I hereto;

WHEREAS, it is a condition precedent to the Buyers consummating the transactions contemplated by the Securities Purchase Agreement that the Pledgor execute and deliver to the Collateral Agent this Agreement providing for the pledge to the Collateral Agent for the benefit of the Buyers of a security interest in the Pledged Collateral (as defined herein) to secure all of the Company's obligations under the Securities Purchase Agreement and the "Notes" (as defined therein) issued pursuant thereto (as such Notes may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof, collectively, the "Notes") and the other Transaction Documents (as defined in the Securities Purchase Agreement);

WHEREAS, the Pledgor has mutually benefitted, and will receive a mutual benefit, from the proceeds received by the Company in respect of the issuance of the Notes; and

WHEREAS, the Pledgor has determined that the execution, delivery and performance of this Agreement directly benefits, and are in the best interest of the Company and the Pledgor.

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Buyers to perform under the Securities Purchase Agreement, the Pledgor agrees with the Collateral Agent, for the benefit of the Buyers, as follows:

1. Security Interest. As security for the Obligations (as defined in Section 2 hereof), the Pledgor hereby grants a security interest in, and lien on, and pledges to, the Collateral Agent (a) all Equity Interests now owned or hereafter acquired by the Pledgor in the Pledged Issuer, including without limitation, the Equity Interests of the Pledged Issuer set forth on Schedule I hereto, the Pledgor's interest in the capital of the Pledged Issuer, the Pledgor's right to receive dividends and distributions by the Pledged Issuer (whether in cash or in property and whether during the continuance of or on account of liquidation of the Pledged Issuer), arising out of the Pledgor's ownership of any Equity Interests of the Pledged Issuer, and all certificates and instruments, if any, evidencing the Equity Interests of the Pledged Issuer now or hereafter acquired by the Pledgor (collectively, the "Pledged Equity"), and (b) any and all income from, increases in, dividends and distributions in respect of and proceeds of any of the property described in the foregoing clause (a) (all of such property referred to in the foregoing clauses (a) and (b) being herein referred to collectively as the "Pledged Collateral").

2. Security for Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (collectively, the "Obligations"):

(a) the prompt payment by the Pledgor, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of the Securities Purchase Agreement, the Notes, the Guaranty and the other Transaction Documents, including, without limitation, (i) all principal of and interest on the Notes (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of the Pledgor, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such Insolvency Proceeding), (ii) all amounts from time to time owing by such Pledgor under the Guaranty, and (iii) all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any of the Transaction Documents; and

(b) the due performance and observance by the Pledgor of all of its other obligations from time to time existing in respect of any of the Transaction Documents for so long as the Notes are outstanding.

3. Special Representations, Warranties and Covenants of the Pledgor. The Pledgor hereby represents, warrants and covenants to the Collateral Agent and the Lenders that as of the date hereof:

(a) The Pledged Collateral is duly and validly pledged to the Collateral Agent in accordance with applicable law; the Collateral Agent has a first priority security interest in the Pledged Collateral upon (i) the filing of an appropriately completed Uniform Commercial Code financing statement naming the Pledgor as debtor and the Collateral Agent as secured party with the Secretary of State of the State of Ohio, or (ii) taking physical possession of any portion of the Pledged Collateral that is a Certificated Security (as defined in the Uniform Commercial Code); and the Pledgor warrants and will defend the Collateral Agent's right, title and security interest in and to the Pledged Collateral against the claims and demands of all Persons whomsoever.

(b) The Pledged Collateral is not subject to any restriction that would prohibit or restrict the granting of the security interest in the Pledged Collateral pursuant hereto or the disposition of the Pledged Collateral upon the occurrence and during the continuance of an Event of Default.

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(c) The execution, delivery and performance of this Agreement will not result in any violation of or be in conflict with or constitute a default under any term of the organizational documents of the Pledged Issuer, or of any material agreement or instrument or any material judgment, decree, order, statute, rule or governmental regulation applicable to or binding on the Pledgor or the Pledged Issuer or any of their respective assets or result in the creation of any mortgage, lien, charge or encumbrance upon any of the properties or assets of the Pledgor (except pursuant to this Agreement) or the Pledged Issuer.

(d) This Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes the valid and legally binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally and to the effect of general principles of equity which may limit the availability of equitable remedies (whether in a proceeding at law or in equity).

(e) No approval, consent, authorization of, filing registration or qualification with, or other action by, the Pledgor or any other Person (including, without limitation, any Person whose securities constitute part of the Pledged Collateral) or governmental authority is or will be necessary to permit the valid execution, delivery and performance of this Agreement by the Pledgor and the Pledged Issuer or the consummation of the transactions or creation of the liens and security interests contemplated hereby other than the actions set forth in Section 3(a) hereof.

(f) The Pledgor is, and with respect to any Pledged Collateral hereafter acquired will be, the sole direct record and beneficial owner of each Equity Interest set forth on Schedule I hereto and any other unit or interest that comprises the Pledged Collateral, and the Pledgor has, and with respect to any Pledged Collateral hereafter acquired, will have good, valid and marketable title to the Pledged Collateral, free and clear of all liens (except pursuant to this Agreement).

(g) The exercise of any rights or remedies by the Collateral Agent under this Agreement or the other Documents, or under law, is not subject to any rights of first refusal, preemptive rights, or other similar rights in favor of any other Person and will not result in the creation or imposition of any lien of any nature whatsoever upon any of the properties or assets of the Pledgor or any Person whose securities constitute part of the Pledged Collateral (except as contemplated herein).

(h) To the actual knowledge of the Pledgor, all of the Pledged Equity has been duly authorized and validly issued and, if applicable, is fully paid and nonassessable.

(i) The Pledged Equity constitutes the amount of the presently issued and outstanding Equity Interests of the Pledged Issuer as set forth on Schedule I annexed hereto.

(j) If any additional Equity Interests of any class of the Pledged Issuer is acquired by the Pledgor after the date hereof, the same shall constitute Pledged Collateral and shall be pledged to, and delivered to the Collateral Agent, promptly with such acquisition as provided in Section 1 hereof.

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(k) The Pledgor will not sell, convey or otherwise dispose of any of the Pledged Collateral. The Pledgor shall not create, incur or permit to exist any lien with respect to any of the Pledged Collateral or the proceeds thereof, other than liens with respect to the Pledged Collateral created hereby and any Permitted Lien.

(l) The Collateral Agent may, at any time and from time to time file in any jurisdiction financing statements and amendments thereto that (i) indicate the Pledged Collateral as such Pledged Collateral is described herein and (ii) contain any other information required by Article 9 of the Uniform Commercial Code (including Part 5 thereof) for the sufficiency or filing office acceptance of any financing statement or amendment, including the Pledgor's type of organization and any organization identification number issued to the Pledgor. The Pledgor agrees to furnish any such information to the Collateral Agent promptly upon the reasonable request of the Collateral Agent.

(m) The Pledgor shall, upon the reasonable request of the Collateral Agent, make, execute and deliver or cause to be made, executed or delivered such further instruments, including without limitation, such proxies, powers of attorney, and dividend orders, and take or cause to be taken such other actions as the Collateral Agent may reasonably deem necessary to enable it to realize upon the Pledged Collateral, to exercise fully the rights hereunder, and to ratify and confirm any sale hereunder.

(n) The Pledgor's exact legal name, chief executive office and jurisdiction of organization are correctly set forth on the signature page hereto and the Pledgor shall not change its name, identity, corporate structure (e.g., by merger, consolidation, change in corporate form or otherwise), sole place of business, chief executive office, type of organization or jurisdiction of organization unless it shall have (i) notified the Collateral Agent in writing (a) at least thirty (30) days prior to any such change or establishment, identifying such new proposed name, identity, corporate structure or jurisdiction of organization and (b) no later than thirty (30) days after any such change in the Pledgor's sole place of business or chief executive office, in each case, providing such other information in connection therewith as the Collateral Agent may reasonably request and (ii) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent's security interest in the Pledged Collateral intended to be granted and agreed to hereby.

4. Distributions. In case, upon the dissolution, winding up, liquidation or reorganization of the Pledged Issuer, whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of the Pledged Issuer or otherwise, any sum shall be paid or any property shall be distributed upon or with respect to any of the Pledged Collateral, such sum shall be paid over to the Collateral Agent, as collateral security for the Obligations. Without in any way limiting the obligations of the Pledged Issuer to obtain the consent of the Collateral Agent to any distribution or dividend not otherwise permitted under the Securities Purcahase Agreement, in case any dividend shall be declared on any of the Pledged Collateral, or any distribution of capital or profits shall be made on any of the Pledged Collateral, or any cash or other property shall be distributed upon or with respect to the Pledged Collateral, the Equity Interests, cash or other property so distributed shall be delivered to the Collateral Agent, as collateral security for the Obligations, except for dividends or distributions expressly permitted to be paid with respect to the Pledged Collateral under the Securities Purchase Agreement.

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5. Rights and Remedies of the Collateral Agent. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the following rights and remedies with respect to the Pledged Collateral:

(a) All rights and remedies provided by law, including, without limitation, those provided by the applicable uniform commercial code; and

(b) All rights and remedies provided in this Agreement.

The Pledgor hereby irrevocably appoints the Collateral Agent (such appointment being coupled with an interest) as the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor, the Collateral Agent or otherwise, from time to time in the Collateral Agent's discretion to take any action and to execute any instrument that the Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement.

6. Right to Transfer into Name of Collateral Agent, etc. Upon the occurrence and during the continuance of an Event of Default, but subject to the provisions of applicable law (except as waived herein), the Collateral Agent may cause all or any of the Pledged Collateral to be transferred into its name or into the name of its nominee or nominees, and the Pledgor shall, and shall cause the Pledged Issuer to, effect such transfer.

7. Right of Collateral Agent to Exercise Voting Power, etc. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall be entitled to exercise the voting power with respect to the Pledged Collateral, to receive and retain, as collateral security for the Obligations, any and all dividends or other distributions at any time and from time to time declared or made upon any of the Pledged Collateral, and to exercise any and all rights of payment, conversion, exchange, subscription or any other rights, privileges or options pertaining to the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, at its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Pledged Issuer or, upon the exercise of any such right, privilege or option pertaining to the Pledged Collateral, and in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine, all without liability except to account for property actually received, but the Collateral Agent shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing. So long as no Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to exercise as the Pledgor shall deem fit, but in a manner not inconsistent with the terms hereof or of the Obligations, the voting power with respect to the Pledged Collateral.

8. Right of Collateral Agent to Dispose of Collateral, etc. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right at any time thereafter to sell, resell, assign and deliver all or any of the Pledged Collateral in one or more parcels at any exchange or broker's board or at a public or private sale. Any such sale shall be conducted in good faith and in a "commercially reasonable" manner within the meaning of the Uniform Commercial Code.

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9. Collection of Amounts Payable on Account of Pledged Collateral, etc. Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent may, but without obligation to do so, demand, sue for and/or collect any money or property at any time due, payable or receivable, to which it may be entitled hereunder, on account of, or in exchange for, any of the Pledged Collateral and (subject to the provisions of Section 8 hereof) shall have the right, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral.

10. Care of Pledged Collateral in Collateral Agent's Possession. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder, the Collateral Agent shall have no duty or liability to collect any sums due in respect thereof or to protect or preserve rights pertaining thereto, and shall be relieved of all responsibility for the Pledged Collateral upon surrendering the same to the Pledgor.

11. Proceeds of Collateral. The proceeds of any sale of the Pledged Collateral, together with any other additional collateral security at the time received and held hereunder, shall be received and applied in accordance with the terms of the Securities Purchase Agreement.

12. Waivers, etc. The Pledgor hereby waives presentment, demand, notice, protest and, except as is otherwise provided herein, all other demands and notices in connection with this Agreement or the enforcement of the Collateral Agent's rights hereunder or in connection with any Obligations or any Pledged Collateral; consents to and waives notice of the granting of renewals, extensions of time for payment or other indulgences to the Pledged Issuer or the Pledgor or to any third party, or substitution, release or surrender of any collateral security for any Secured Obligation, the addition or release of Persons primarily or secondarily liable on any Secured Obligation or on any collateral security for any Secured Obligation, the acceptance of partial payments on any Secured Obligation or on any collateral security for any Secured Obligation and/or the settlement or compromise thereof. No delay or omission on the part of the Collateral Agent in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder. Any waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion. The Pledgor further waives any right it may have under the laws of the State of New York, under the laws of any state in which any of the Pledged Collateral may be located or which may govern the Pledged Collateral, or under the laws of the United States of America, to notice (other than any requirement of notice provided herein) or to a judicial hearing prior to the exercise of any right or remedy provided by this Agreement to the Collateral Agent and waives its rights, if any, to object to, set aside or invalidate any sale duly consummated in accordance with the foregoing provisions hereof on the grounds (if such be the case) that the sale was consummated without a prior judicial hearing or was not commercially reasonable. The Pledgor's waivers under this Section have been made voluntarily, intelligently and knowingly and after the Pledgor has been apprised and counseled by its attorneys as to the nature thereof and its possible alternative rights, and shall be construed and enforced to the fullest extent enforceable under applicable law.

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13. Termination; Assignment, etc. This Agreement shall create a continuing security interest in the Pledged Collateral and shall remain in full force and effect until (i) the indefeasible payment in full in cash of all obligations under the Notes (together with any matured indemnification obligations as of the date of such payment, but excluding any inchoate or unmatured contingent indemnification obligations) or (ii) the complete exchange of all of the Company's obligations under the Notes to equity securities of the Pledged Issuer, be binding upon the Pledgor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors, transferees and assigns; provided that, the Pledgor may not assign any of its rights or obligations hereunder without the prior written consent of the Collateral Agent. Without limiting the generality of the foregoing, but subject to the terms of the Securities Purchase Agreement, the Lenders may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon (i) the indefeasible payment in full in cash of all obligations under the Notes (together with any matured indemnification obligations as of the date of such payment, but excluding any inchoate or unmatured contingent indemnification obligations) or (ii) the complete exchange of all of the Company's obligations under the Notes to equity securities of Pledged Issuer, the Collateral Agent shall (y) terminate the security interest granted hereby and (z), at Pledgor's expense, execute and deliver to Pledgor or otherwise authorize the filing of such documents as Pledgor shall reasonably request, including financing statement amendments to evidence such termination.

14. Restrictions on Transfer, etc. To the extent that any restrictions imposed by the operating agreement of the Pledged Issuer or any other document or instrument would in any way affect or impair the security interest in and assignment and the pledge of the Pledged Collateral hereunder or the exercise by the Collateral Agent of any right granted hereunder, including, without limitation, the right of the Collateral Agent to dispose of the Pledged Collateral upon the occurrence and during the continuance of an Event of Default, the Pledgor hereby waives such restrictions, and represents and warrants that it has taken all necessary action to waive such restrictions, and the Pledgor hereby agrees that it will take any further action which the Collateral Agent may reasonably request in order that the Collateral Agent may obtain and enjoy the full rights and benefits granted to the Collateral Agent by this Agreement free of any such restrictions. The Pledgor further waives any and all requirements of notice and any formalities under the organizational documents of the Pledged Issuer in connection with entering into this Agreement.

15. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to the Pledgor at its address specified below and if to the Collateral Agent to it, at its address specified below; or as to any such Person, at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 15. All such notices and other communications shall be effective (a) if sent by certified mail, return receipt requested, when received or five (5) days after deposited in the mails, whichever occurs first, (b) if telecopied or sent by electronic mail, when transmitted (during normal business hours), or (c) if delivered, upon delivery.

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16. Amendment. No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Pledgor and the Collateral Agent, and no waiver of any provision of this Agreement, and no consent to any departure by the Pledgor therefrom, shall be effective unless it is in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

17. Entire Agreement. This Agreement and the Securities Purchase Agreement constitute the entire agreement between the Pledgor and the Collateral Agent with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings, if any, relating to the subject matter hereof or thereof. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing signed by the parties hereto. Each party hereto acknowledges that it has been advised by counsel in connection with the negotiation and execution of this Agreement and is not relying upon oral representations or statements inconsistent with the terms and provisions hereof.

18. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

19. Governing Law; Consent to Jurisdiction and Venue; and Waiver of Trial by Jury.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

(b) ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED THERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS THEREOF, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PLEDGOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION, SUIT OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

(c) THE PLEDGOR AND (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS AGREEMENT) THE COLLATERAL AGENT WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR OTHER ACTION OF THE PARTIES HERETO.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PLEDGOR:

WORKHORSE TECHNOLOGIES INC.

By:
Name:
Title:

Address for Notices:
100 Commerce Blvd.
Loveland, Ohio 45140
Facsimile:

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COLLATERAL AGENT:

By:
Name:
Title:

Address for Notices:

Facsimile:

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Schedule I

Name of Pledged Issuer	Percentage of Outstanding Interests	Certificate Number
Surefly, Inc.	100%

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